UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 4, 2002
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                              OLD STONE CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
                                -----------------
                 (State or other jurisdiction of incorporation)


                  0-8016                             05-0341273
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         (Commission file number)           (IRS Employer Identification Number)


             One Financial Center, 24th Floor, Providence, RI 02903
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: 401-351-6117
                                                           ------------



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Item 5.  OTHER EVENTS

(a) On February 4, 2002, Old Stone Corporation (the "Company") issued a Press Release announcing that it would not meet the first redemption payment on its Preferred Series B securities.

(b)       Exhibits

          Item 601
          Exhibit                            Exhibit Title
          -----------                        ---------------

          Exhibit 99                         Press Release



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SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OLD STONE CORPORATION
                                               Registrant



                                               By:______________________________
                                                     James V. Rosati
                                                     President


Dated: February 15, 2002